UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21129

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

                          Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800

                         Pasadena, CA 91101
(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Semi-Annual Report
May 31, 2022

www.preferredincome.com

Flaherty & Crumrine Preferred and Income Securities Fund

To the Shareholders of Flaherty & Crumrine Preferred and Income Securities Fund (“FFC”):

Like most other fixed-income securities, preferred and contingent-capital (“CoCo”) security prices were markedly lower to start the year as investors faced challenging news and market conditions. Total return1 on net asset value (“NAV”) was -7.0% for the second fiscal quarter2 and -11.2% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was -3.0% and -11.6%, respectively.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended May 31, 2022

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred and Income Securities Fund	-7.0%	-11.2%	-9.4%	4.5%	4.7%	8.5%	7.7%
Bloomberg US Aggregate Bond Index(2)	-5.9%	-9.2%	-8.2%	0.0%	1.2%	1.7%	3.5%
S&P 500 Index(3)	-5.2%	-8.9%	-0.3%	16.4%	13.4%	14.4%	10.6%

(1)Since inception on January 29, 2003.

(2)The Bloomberg US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

A new wall of worry began to build as we turned calendars to 2022, with inflation levels unseen in over 40 years, concern that Federal Reserve (Fed) policy is behind the curve, and an unprovoked invasion of Ukraine by Russia that began in late February. These worries advanced as interest rates moved higher and the yield curve flattened. Credit spreads widened as mutual funds and exchange-traded funds experienced sizable outflows, and volatility in all markets increased. Spikes in commodity prices related to the Russia-Ukraine war have only heightened inflation concerns. Focus more recently has shifted to consequences of aggressive Fed policy necessary to fight inflation, including the possibility of a recession.

Economists and the Fed had expected inflation to pick up in 2021 as the economy recovered from recession and the COVID-19 pandemic. However, inflation turned out to be much higher, broader, and more persistent than anticipated. Although monetary policy did not spark this inflation — a rapid, global recovery in demand combined with supply constraints did that — it remained very loose. Sharply negative real interest rates and rapid money supply growth accommodated higher inflation. Higher inflation was a policy choice by the Fed as it sought to return employment to pre-pandemic levels. It has turned into a policy mistake — one that the Fed is now attempting to address. The Fed hiked rates by 0.25% in March, 0.50% in May, and another 0.75% in June, and it signaled an aggressive cycle of rate hikes that are projected to bring the fed funds rate to about 3.4% and 3.8% at year-end 2022 and 2023, respectively.

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2March 1, 2022 - May 31, 2022

Portfolio performance in the fiscal year’s first half was driven by higher interest rates and wider credit spreads. Although portfolio interest-rate duration was intermediate, the move in interest rates has been substantial. Our focus on intermediate duration and call protection — owning fixed-reset or fixed-to-float structures with healthy backend reset spreads and avoiding most low-coupon fixed-rate securities — has resulted in less overall impact from higher rates than some other segments of preferred and credit markets. For comparison, Bloomberg US Long Credit1 total return over the same period ending May 31, 2022 was -19.3%, and Bloomberg US Aggregate Bond total return was -9.2% — both are un-levered indices. If reset today, many of the securities held by the Fund would set at higher rates than their initial front-end coupons, although many will not reset for another 2-5 years.

The table below shows benchmark interest rates and cumulative changes since last fiscal year end. The impact of interest-rate duration on the portfolio was largely as expected given these moves (i.e., “intermediate”). However, dramatic credit spread widening was unexpected and had an additional negative impact on performance during the period. Markets loath uncertainty, and much of the move in credit spreads is a result of uncertainty and fear. Market trading depth has been thin and liquidity at a premium, resulting in markets moving lower most days as investors continued to reduce exposure and funds sold securities to meet outflows.

	Interest Rates as of:			Change since 11/30/21:
	11/30/2021	5/31/2022	6/30/2022	5/31/2022	6/30/2022
10-Year Treasury	1.44%	2.84%	2.97%	1.40%	1.53%
30-Year Treasury	1.78%	3.06%	3.12%	1.28%	1.34%
1-Month LIBOR	0.10%	1.12%	1.78%	1.02%	1.68%

We continue to believe credit quality is a highlight of the preferred and CoCo market, and investors are now earning much higher yields for these credits. Banks remain very well capitalized, highly regulated, and most are asset-sensitive — which means earnings will increase with higher interest rates. Please see our separate discussion topic on recent bank stress test results, as the credit outlook is very positive. Insurance companies have been longing for higher interest rates to boost portfolio yields, and they finally have arrived. Higher interest rates should also reduce pressure on insurance liability calculations. Energy issuers, including pipeline issuers in the case of the Fund’s portfolio, have been buoyed by higher commodity prices and potential increases in usage because of a shifting energy landscape. This all stands in contrast to securities of high-yield (junk) issuers, where higher interest rates are likely to be more concerning due to their weaker balance sheets and greater exposure to rising interest costs.

The yield curve has flattened, driven by higher expected short-term interest rates consistent with a Fed tightening cycle. While this should eventually be positive for coupons of most fixed-reset or floating securities, it also means leverage costs are increasing immediately. The Fund remains in a transition stage in terms of distributable income, as top-line income has declined in recent years with issuer redemptions and lower reinvestment rates, while leverage costs are rising rapidly from very low levels and will continue to increase while the Fed hikes rates. Earlier in the year, the Fed expected to move gradually, but its stance changed in response to inflation data, and that resulted in much larger hikes early in the cycle. As shown

1The Bloomberg US Long Credit Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with at least ten years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities.

in the table above, 1-month LIBOR, the benchmark rate for the Fund’s leverage, has already increased by over 165 basis points (66 bp of that in June alone) and is forecasted to continue increasing near-term. The Fund will generate lower distributable income until leverage costs stabilize and/or portfolio income levels gradually adjust upward. Consequently, we expect further reductions in common stock dividends over coming months to keep pace with these changes in distributable income. The margin between portfolio income and leverage costs will eventually reach an inflection point and likely begin to expand once again, much like it has done over previous cycles, but it will take time for everything to adjust. Please see our separate discussion topic on the Fund’s use of leverage and why it remains a positive contributor to distributable income, despite changes in margin over time.

Fed policy has and likely will continue to tighten financial conditions, and it should be successful in reducing aggregate demand and inflation. However, forecasting the timing and impact of other macroeconomic issues such as supply-chain disruptions, COVID policies, and the Russia-Ukraine war are nearly impossible. Resolution of any one of these issues, let alone all of them, is likely to have a dramatic positive impact on inflation expectations and market sentiment. Preferred and CoCo issuers, along with U.S. consumers broadly, are in a strong position to weather this storm — but time is the only remedy for macroeconomic issues outside the Fed’s purview. Holding or adding to investments when markets are lower and sentiment is weak can be uncomfortable for investors, but we believe there is opportunity in preferred and CoCo markets for long-term investors seeking income and solid credit quality.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects of interest to shareholders. In addition, the Fund’s website, www.preferredincome.com, has been completely redesigned and offers timely and important information. If you haven’t visited recently, please take a moment to explore the new design and content.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2022

DISCUSSION TOPICS

(Unaudited)

Fund Performance

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over the recent six months. These components include: (a) total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders and accretive impact of the Fund’s at-the-market program (“ATM Program”); and (c) Fund operating expenses. When these components are added together, they comprise total return on NAV.

Components of FFC’s Total Return on NAV
for the Six Months Ended May 31, 20221

Total Return on Unleveraged Securities Portfolio (including principal change and income)	-7.0%
Impact of Leverage (including leverage expense) and ATM Program	-3.8%
Expenses (excluding leverage expense)	-0.4%
[1]Actual, not annualizedTotal Return on NAV	-11.2%

For the six-month period ended May 31, 2022 the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1,2 (Benchmark Index) returned -8.7%. This index reflects various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. The table and chart below depict total return on net asset value and total return on market price over the preceding 10 fiscal years.

Average Annual Total Returns as of 5/31/22
	Average Annual
	1-Year	5-Year	10-Year
FFC at NAV	-9.4%	4.7%	8.5%
FFC at Market Price	-12.5%	3.9%	8.2%
Benchmark Index	-8.3%	3.2%	5.8%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares and taxable income when you receive distributions.

1The Fund’s Benchmark Index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), which includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

U.S. Economic & Credit Outlook

The U.S. economy produced mixed results in the first half of 2022, with strong nominal growth eroded by the highest inflation in decades. Gross domestic product adjusted for inflation (“real GDP”) fell 1.6% in the first quarter as a wider trade deficit and a slower pace of inventory accumulation more than offset a 2.0% rise in domestic final sales. While the advance estimate of second quarter GDP will not be available until late July, economists in the latest Federal Reserve Bank of Philadelphia’s Livingston Survey forecast real GDP growth of 0.5% in the first half of 2022, which would imply a 2.6% gain in Q2. Before adjusting for inflation, nominal GDP was much higher: 6.6% in Q1 and an estimated 8.1% in Q2. For the second half of 2022, these economists expect real GDP to expand by 2.1%.

Employment has grown rapidly so far in 2022, pushing the unemployment rate down to 3.6% in May from 3.9% in December 2021. Demand for workers remains strong, with 1.9 job openings for each unemployed person as of April. Although hiring is likely to slow from this very rapid pace, we expect it to remain solid in the second half. Higher hourly pay and rising employment drove solid gains in wage and salary income so far in 2022, although overall personal income failed to keep pace with inflation as transfer payments slowed sharply. Real personal consumption expenditures (PCE) slowed to 1.8% in Q1 from 2.5% a quarter earlier, as consumers dipped into savings and increased borrowing. Recent increases in gasoline and food prices probably forced households to devote a larger share of income to those items, and real consumer spending growth is likely to be similarly slow in Q2.

Home sales fell as soaring prices and mortgage rates cooled demand, while high inflation turned strong nominal residential investment into only a 0.4% real gain in Q1; it probably turned negative in Q2. Industrial output rose 7.0% in Q1, with even faster gains in April and May. Rapidly rising output pushed capacity utilization up to 79% in May, its highest level since 2018. Real business investment rose 10.0% in Q1, and economists expect a gain of 7.3% in Q2. While order growth has remained sturdy, business confidence has slipped in response to tighter monetary policy (discussed below). We expect slower growth in both industrial output and business investment in the second half.

Strong demand and, until quite recently, accommodative monetary policy drove inflation sharply higher in 2022. Compared to the same month a year earlier, the consumer price index (CPI) reached a high of 8.6% in May, and the PCE deflator peaked at 6.6% in March. Inflation broadened beyond food and energy prices, and the core CPI (excluding food and energy) rose to a peak of 6.5% YoY in March, while the core PCE deflator reached a high of 5.3% YoY in February. Although those levels probably mark the peak in core inflation for this cycle, we do not expect to see major progress on inflation until the fourth quarter.

High inflation prompted a sharp turn in monetary policy. The Fed hiked the fed funds rate by 150 basis points to a target range of 1.50%-1.75%, and, unlike the Fed's mid-June projections, markets as of June 30 were pricing in a fed funds rate of 3.4% by year-end, a peak at 3.5% in mid-2023, and a decline to 2.9% at year-end 2023. The Fed also ended quantitative easing in March and, in June, began to reduce its securities holdings by up to $30 billion Treasuries and $17.5 billion of mortgage-backed securities per month. The Fed plans to double its monthly portfolio runoff starting in September. These actions combined to drive up benchmark interest rates and the U.S. dollar, widen credit spreads, and push down common equity prices — sharply tightening financial conditions.

To bring inflation down, the Fed must tighten financial conditions and slow money growth to levels that reduce aggregate demand and bring it into (noninflationary) balance with supply. Because monetary policy acts with a lag and has limited impact on the economy’s supply side, it will be very difficult, although not impossible, for the Fed to reduce inflation from current levels back toward its 2% long-term target without overshooting. We expect the economy to continue its expansion this year, although recession risk will increase in 2023.

Despite a challenging economic backdrop, fundamental credit quality remains healthy. The ratio of debt to GDP has continued to decline across most sectors of the economy. Household and financial business balance sheets look especially strong. Business bankruptcy filings, household and business debt service, and bank loan delinquencies and charge-offs all remain historically low. Financial companies, which are the largest issuers in the preferred market, should benefit from higher interest rates. Moreover, as recent “stress test” results from the largest U.S. banks demonstrate, they have the capital, earnings, and reserves to manage strains that a recession could bring. We believe today’s higher yields on preferred and CoCo securities offer a foundation for potentially better returns ahead.

A Review of 2022 Dodd-Frank Bank Stress Tests

On June 23, the Federal Reserve released its 2022 large-bank Dodd-Frank Act stress test results. They were mostly as expected, and all 33 banks “passed” the 2022 stress test amid the prevailing global economic uncertainty. Under the 2022 “severely adverse scenario” — which factored in unemployment peaking at 10% in 3Q23, real GDP down 6.2%, equities down 55%, house prices down 28.5% and commercial real estate down 40% — the average minimum common equity Tier 1 (CET1) capital ratio for this year’s 33 bank participants was 9.7% versus 10.6% in the June 2021 test (only 23 banks took the test last year). The results of this year’s stress test demonstrate that large U.S. banks remain “well-capitalized,” reporting high capital levels, and no bank breached minimum capital requirements during the two-year stress period.3 Under all scenarios, the 33 large banks maintained capital buffers that were significantly above the Fed’s required minimum, after capital actions. Large U.S. banks are well prepared for a recession, should one arrive, over the next several years.

The Fed also conducted its 2022 Comprehensive Capital Analysis and Review (CCAR) to evaluate bank capital plans in light of the stress tests. Our main CCAR takeaway is that banks continue to exercise discipline regarding common shareholder returns. At the same time, banks maintain flexibility to increase dividends and share repurchases if earnings accelerate during 2H22 as projected. Most money center banks will be subject to larger SCB requirements effective October 1, 2022, adding to those banks’ CET1. Meanwhile, regional banks have more flexibility to raise quarterly dividends and maintain, or even increase, share buyback programs following this year’s stress test, given an expected recovery in commercial and industrial lending and sizeable loan loss reserves already in place. Given increased risk from monetary policy tightening, we expect all banks to maintain conservative capital and loan-loss positions over coming quarters, which should continue to support preferred investors.

Use of Leverage and Monthly Distributions to Fund Shareholders

When it comes to projecting income available to shareholders in future years, the elephant in the room today is the expected cost of leverage. Use of leverage is an important part of the Fund’s strategy for generating high current income, and we could not produce the Fund’s current level of income without it. Leverage costs, which for the Fund are currently 1-month LIBOR + 0.80%, reset monthly, remained low throughout 2020 and 2021. Leverage costs have increased rapidly this year, consistent with the Fed’s more-aggressive path for rate hikes.

During periods of higher leverage costs, there are two questions that shareholders might ask.

If you expect the cost of leverage to increase, why not remove (or at least reduce) leverage from the Fund?

The answer is twofold. First, so long as the cost of leverage is below income earned on the portfolio – which has almost always been the case – income available to shareholders will be higher with leverage than it would be without leverage. Second, following the same logic, removing, or substantially reducing, leverage today would result in a material reduction in the current dividend rate, given current wide spreads between yields on preferred securities and cost of leverage. So even if leverage costs increase, benefits to distributable income over time can still be substantial as long as leverage costs do not exceed portfolio yield.

3For stress test purposes, the benchmark for a “well-capitalized” bank remains CET1 of 4.5% of risk-weighted assets plus a specific Global Systemically Important Bank Holding Company (GSIB) surcharge, where applicable. To pass the stress test, a bank’s projected CET1 ratio must remain above that benchmark by a certain amount, called the Stress Capital Buffer (SCB). The Fed sets the SCB requirement for each of the banks annually. For quarterly reporting purposes, minimum CET1 for a “well-capitalized” bank remains the sum of the 4.5%, a GSIB surcharge, if any, and the specific SCB assigned to each bank.

If you think short-term rates are going to increase, why don’t you hedge the cost of leverage?

In general, hedging is done for two reasons: first, to reduce absolute exposure to a particular risk; and second, to reduce volatility associated with a particular risk. When considering a hedge against a rise in short-term rates, one must weigh cost versus benefit. If we knew exactly when rates would rise and by how much, then we could evaluate the explicit costs and determine if it would be a winning trade.

Since we don’t know the exact timing or magnitude of higher short-term interest rates, a hedge is really another investment decision—one in which we would be betting that the cost of a hedge now (in the form of higher leverage costs today) will be lower than the actual cost of leverage (unhedged) over the hedge’s timeframe. In other words, the Fund’s distributable income would be lower today if we were to hedge the cost of leverage very far into the future. This is because today’s upward-sloping yield curve means the market already expects rates in the future to be higher, so that expected cost is reflected in hedging cost today.

We acknowledge this is complicated, but to simplify: hedging the cost of leverage today would result in lower income today—and may or may not result in improved return (relative to no hedge) in the future. A hedge is a bet on the timing and magnitude of rate increases relative to the market’s pricing of these risks. There are times when hedging leverage would have added to distributable income (e.g., the last several quarters) and other times when it would have reduced it (e.g., most of the prior decade). However, it is very difficult to judge when those periods lie ahead. We do know that the yield curve in most periods is positively sloped, which means hedging leverage cost would reduce distributable income immediately. For now, we have decided it is best to take short-term rates as they come.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2022 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at http://www.preferredincome.com

Fund Statistics
Net Asset Value	$17.73
Market Price	$18.23
Premium	2.82%
Yield on Market Price†	7.83%
Common Stock Shares Outstanding	47,727,073

†May 2022 dividend of $0.119 per share,
annualized, divided by Market Price.

Security Ratings*	% of Net Assets††
A	0.3%
BBB	43.0%
BB	34.4%
Below “BB”	0.4%
Not Rated**	19.2%

Portfolio Ratings Guidelines	% of Net Assets††
Security Rated Below Investment Grade By All***	33.1%
Issuer or Senior Debt Rated Below Investment Grade by All****	6.0%

*Ratings are from Moody’s Investors Service, Inc.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 2.7%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 10% of Net Assets.

Industry Categories	% of Net Assets††

Top 10 Holdings by Issuer	% of Net Assets††
Citigroup Inc	3.9%
Liberty Mutual Group	3.7%
MetLife Inc	3.6%
Morgan Stanley	3.2%
Energy Transfer LP	3.2%
Fifth Third Bancorp	2.5%
Wells Fargo & Company	2.5%
BNP Paribas	2.5%
JPMorgan Chase & Company	2.2%
Unum Group	2.1%

% of Net Assets*****††
Holdings Generating Qualified Dividend Income (QDI) for Individuals	65%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	47%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

††Net Assets includes assets attributable to the use of leverage.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2022 (Unaudited)

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 77.6%
	Banking — 38.0%
$2,800,000	American AgCredit Corporation, 5.25% to 06/15/26 then T5Y + 4.50%, Series A, 144A****	$2,579,500	*(1)
	Bank of America Corporation:
$12,470,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	11,793,889	*(1)(2)(3)
$9,700,000	6.125% to 04/27/27 then T5Y + 3.231%, Series TT	9,845,500	*(1)(2)(3)
58,000	Bank of Hawaii Corporation, 4.375%, Series A	1,143,470	*(1)
130,900	Cadence Bank, 5.50%, Series A	3,033,608	*(1)
	Capital One Financial Corporation:
78,800	5.00%, Series I	1,689,866	*(1)(2)
$4,950,000	3.95% to 09/01/26 then T5Y + 3.157%, Series M	4,242,100	*(1)
	Citigroup, Inc.:
$2,575,000	3.875% to 02/18/26 then T5Y + 3.417%, Series X	2,305,140	*(1)
$1,200,000	4.00% to 12/10/25 then T5Y + 3.597%, Series W	1,085,370	*(1)
$1,950,000	4.15% to 11/15/26 then T5Y + 3.00%, Series Y	1,723,561	*(1)
$1,850,000	4.70% to 01/30/25 then SOFRRATE + 3.234%, Series V	1,652,734	*(1)(2)(3)
$4,590,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	4,511,052	*(1)(2)
1,036,484	6.875% to 11/15/23 then 3ML + 4.13%, Series K	26,834,571	*(1)(2)
572,357	7.125% to 09/30/23 then 3ML + 4.04%, Series J	15,007,201	*(1)(2)
	Citizens Financial Group, Inc.:
161,500	6.35% to 04/06/24 then 3ML + 3.642%, Series D	4,133,592	*(1)(2)
$5,700,000	6.375% to 04/06/24 then 3ML + 3.157%, Series C	5,319,007	*(1)(2)
	CoBank ACB:
104,000	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	10,920,000	*(1)(2)
60,000	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	6,105,000	*(1)(2)
$2,498,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	2,460,530	*(1)(2)(3)
$4,750,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	4,809,412	*(1)
$1,150,000	Compeer Financial ACA, 4.875% to 08/15/26 then T5Y + 4.095%, Series B-1, 144A****	1,019,188	*(1)
201,500	ConnectOne Bancorp, Inc., 5.25% to 09/01/26 then T5Y + 4.42%, Series A	4,282,480	*(1)
165,000	Dime Community Bancshares, Inc., 5.50%, Series A	3,602,775	*(1)
	Fifth Third Bancorp:
287,450	6.00%, Series A	7,308,416	*(1)(2)
1,028,896	6.625% to 12/31/23 then 3ML + 3.71%, Series I	27,041,959	*(1)(2)
82,000	First Citizens BancShares, Inc., 5.375%, Series A	1,914,700	*(1)
	First Horizon Corporation:
87,500	6.50%, Series E	2,261,875	*(1)
9	FT Real Estate Securities Company, 9.50% 03/31/31, Series B, 144A****	11,754,000
3,730	First Horizon Bank, 3ML + 0.85%, min 3.75%, 3.75%(4), 144A****	3,059,999	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

Shares/$ Par		Value
94,000	First Republic Bank, 4.00%, Series M	$1,706,570	*(1)
47,330	Fulton Financial Corporation, 5.125%, Series A	1,038,184	*(1)
	Goldman Sachs Group:
$1,350,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	1,270,556	*(1)
$3,460,000	5.50% to 08/10/24 then T5Y + 3.623%, Series Q	3,457,405	*(1)(2)(3)
117,642	6.375% to 05/10/24 then 3ML + 3.55%, Series K	3,075,633	*(1)(2)
178,400	Heartland Financial USA, Inc., 7.00% to 07/15/25 then T5Y + 6.675%, Series E	4,685,676	*(1)
	HSBC Holdings PLC:
$4,400,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	6,141,545	(1)(2)(3)(5)
	Huntington Bancshares, Inc.:
$1,690,000	4.45% to 10/15/27 then T7Y + 4.045%, Series G	1,558,100	*(1)
$4,950,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	4,806,987	*(1)(2)
$5,800,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	5,419,460	*(1)(2)
	JPMorgan Chase & Company:
$2,875,000	3.65% to 06/01/26 then T5Y + 2.85%, Series KK	2,547,969	*(1)(2)
$4,141,000	3ML + 3.47%, 4.7089%(4), Series I	4,082,126	*(1)(2)
$2,300,000	5.00% to 08/01/24 then SOFRRATE + 3.38%, Series FF	2,137,102	*(1)
$5,450,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	5,353,287	*(1)(2)(3)
$15,155,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	15,589,570	*(1)(2)(3)
464,253	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	12,090,912	*(1)(2)
	M&T Bank Corporation:
$3,075,000	3.50% to 09/01/26 then T5Y + 2.679%, Series I	2,533,031	*(1)
89,600	5.625% to 12/15/26 then 3ML + 4.02%, Series H	2,223,119	*(1)
$16,750,000	6.45% to 02/15/24 then 3ML + 3.61%, Series E	16,782,853	*(1)(2)(3)
92,000	Merchants Bancorp, 6.00% to 10/01/24 then 3ML + 4.569%, Series B	2,228,700	*(1)
	Morgan Stanley:
$2,600,000	5.30% to 03/15/23 then 3ML + 3.16%, Series N	2,489,742	*(1)(2)(3)
879,089	5.85% to 04/15/27 then 3ML + 3.491%, Series K	22,750,823	*(1)(2)
519,272	6.875% to 01/15/24 then 3ML + 3.94%, Series F	13,584,156	*(1)(2)
181,737	7.125% to 10/15/23 then 3ML + 4.32%, Series E	4,886,908	*(1)(2)
980,018	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	25,654,323	*(1)(2)
280,000	Northpointe Bancshares, Inc., 8.25% to 12/30/25 then SOFRRATE + 7.99%, Series A	7,214,200	*(1)
	PNC Financial Services Group, Inc.:
$1,700,000	3.40% to 09/15/26 then T5Y + 2.595%, Series T	1,428,000	*(1)
821,126	3ML + 4.067%, 5.353%(4), Series P	20,645,161	*(1)(2)
$6,000,000	6.00% to 05/15/27 then T5Y + 3.00%, Series U	6,015,528	*(1)(2)(3)
	Regions Financial Corporation:
562,640	5.70% to 08/15/29 then 3ML + 3.148%, Series C	13,656,680	*(1)(2)
$3,300,000	5.75% to 09/15/25 then T5Y + 5.426%, Series D	3,313,057	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

Shares/$ Par		Value
263,000	Signature Bank, 5.00%, Series A	$5,465,140	*(1)
	SVB Financial Group:
$3,450,000	4.00% to 05/15/26 then T5Y + 3.202%, Series C	2,816,062	*(1)
$1,575,000	4.10% to 02/15/31 then T10Y + 3.064%, Series B	1,204,402	*(1)
$7,500,000	4.25% to 11/15/26 then T5Y + 3.074%, Series D	5,946,788	*(1)
233,000	Synchrony Financial, 5.625%, Series A	4,973,385	*(1)(2)
385,013	Synovus Financial Corporation, 5.875% to 07/01/24 then T5Y + 4.127%, Series E	9,845,745	*(1)(2)(3)
147,500	Texas Capital Bancshares Inc., 5.75%, Series B	3,385,862	*(1)
87,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3ML + 4.088%, Series B	2,150,205	*(1)
	Truist Financial Corporation:
14,600	4.75%, Series R	304,321	*(1)
$4,350,000	4.95% to 12/01/25 then T5Y + 4.605%, Series P	4,349,130	*(1)(2)
$2,450,000	5.10% to 09/01/30 then T10Y + 4.349%, Series Q	2,376,512	*(1)
161,650	Valley National Bancorp, 5.50% to 09/30/22 then 3ML + 3.578%, Series B	3,723,608	*(1)(2)
100,000	Washington Federal, Inc., 4.875%, Series A	2,141,500	*(1)
59,724	Webster Financial Corporation, 6.50%, Series G	1,502,954	*(1)
	Wells Fargo & Company:
222,000	4.25%, Series DD	4,163,610	*(1)
170,000	4.70%, Series AA	3,484,150	*(1)
1,353	7.50%, Series L	1,714,537	*(1)
$3,825,000	3.90% to 03/15/26 then T5Y + 3.453%, Series BB	3,522,907	*(1)
334,545	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	7,980,170	*(1)(2)
$3,000,000	5.875% to 06/15/25 then 3ML + 3.99%, Series U	2,992,500	*(1)(2)
402,925	6.625% to 03/15/24 then 3ML + 3.69%, Series R	10,405,538	*(1)(2)
204,400	WesBanco, Inc., 6.75% to 11/15/25 then T5Y + 6.557%, Series A	5,331,774	*(1)
106,500	Western Alliance Bancorp, 4.25% to 09/30/26 then T5Y + 3.452%, Series A	2,467,073	*(1)
200,000	Wintrust Financial Corporation, 6.875% to 07/15/25 then T5Y + 6.507%, Series E	5,299,000	*(1)
$10,265,000	Zions Bancorporation, 7.20% to 09/15/23 then 3ML + 4.44%, Series J	10,566,509	*(1)(2)(3)
		511,921,240
	Financial Services — 3.1%
$2,540,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	2,468,588	(5)
$8,000,000	AerCap Holdings NV, 5.875% to 10/10/24 then T5Y + 4.535%, 10/10/79	7,510,640	**(2)(3)(5)
	Ally Financial, Inc.:
$5,790,000	4.70% to 05/15/26 then T5Y + 3.868%, Series B	4,903,755	*(1)
$3,875,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	3,103,018	*(1)
$3,300,000	American Express Company, 3.55% to 09/15/26 then T5Y + 2.854%, Series D	2,816,113	*(1)
64,400	Carlyle Finance LLC, 4.625% 05/15/61	1,287,678
$253,000	Charles Schwab Corporation, 5.375% to 06/01/25 then T5Y + 4.971%, Series G	256,810	*(1)
$3,700,000	Discover Financial Services, 6.125% to 09/23/25 then T5Y + 5.783%, Series D	3,727,765	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

Shares/$ Par		Value
	General Motors Financial Company:
$3,375,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	$3,141,956	*(1)
$2,625,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	2,299,159	*(1)
$4,400,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	4,056,228	*(1)(2)(3)
49,993	National Rural Utilities Cooperative Finance Corporation, 5.50% 05/15/64	1,242,101
	Stifel Financial Corp.:
94,000	4.50%, Series D	1,890,810	*(1)
122,000	6.25%, Series B	3,040,850	*(1)(2)
		41,745,471
	Insurance — 17.5%
65,942	AEGON Funding Company LLC, 5.10% 12/15/49	1,532,624	(5)
282,000	American Equity Investment Life Holding Company, 5.95% to 12/01/24 then T5Y + 4.322%, Series A	6,986,550	*(1)(2)(3)
$9,020,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	11,314,492	(2)(3)
56,500	Arch Capital Group, Ltd., 5.45%, Series F	1,341,027	**(1)(5)
	Aspen Insurance Holdings Ltd.:
65,962	5.625%	1,592,652	**(1)(5)
54,462	5.95% to 07/01/23 then 3ML + 4.06%	1,373,804	**(1)(5)
87,200	Assurant, Inc., 5.25% 01/15/61	1,944,124
	Athene Holding Ltd.:
114,400	4.875%, Series D	2,381,236	**(1)(5)
510,000	6.35% to 06/30/29 then 3ML + 4.253%, Series A	13,395,150	**(1)(2)(5)
131,000	6.375% to 09/30/25 then T5Y + 5.97%, Series C	3,388,315	**(1)(2)(3)(5)
$3,315,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	3,983,567	**(1)(2)(5)
36,301	Axis Capital Holdings Ltd., 5.50%, Series E	857,611	**(1)(2)(5)
$3,679,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	3,292,947	(2)(3)(5)
	Chubb Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,034,563	(2)(3)
67,400	CNO Financial Group, Inc., 5.125% 11/25/60	1,380,015
805,950	Delphi Financial Group, 3ML + 3.19%, 4.601%(4), 05/15/37	17,529,412	(2)(3)
	Enstar Group Ltd.:
254,000	7.00% to 09/01/28 then 3ML + 4.015%, Series D	6,459,855	**(1)(2)(5)
$3,060,000	Enstar Finance LLC, 5.50% to 01/15/27 then T5Y + 4.006%, 01/15/42	2,731,813	(5)
$2,400,000	Enstar Finance LLC, 5.75% to 09/01/25 then T5Y + 5.468%, 09/01/40	2,269,440	(5)
$700,000	Equitable Holdings, Inc., 4.95% to 12/15/25 then T5Y + 4.736%, Series B	680,633	*(1)
$7,310,000	Everest Reinsurance Holdings, 3ML + 2.385%, 3.7963%(4), 05/15/37	6,416,098	(2)(3)
$6,640,000	Global Atlantic Fin Company, 4.70% to 10/15/26 then T5Y + 3.796%, 10/15/51, 144A****	5,643,417	(2)
$4,200,000	Kuvare US Holdings, Inc., 7.00% to 05/01/26 then T5Y + 6.541%, 02/17/51, Series A, 144A****	4,283,733	*

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

Shares/$ Par		Value
	Liberty Mutual Group:
$24,634,000	7.80% 03/15/37, 144A****	$30,423,618	(2)(3)
$3,950,000	4.125% to 12/15/26 then T5Y + 3.315%, 12/15/51, 144A****	3,446,818
	MetLife, Inc.:
$18,250,000	9.25% 04/08/38, 144A****	22,159,199	(2)(3)
$17,895,000	10.75% 08/01/39	24,103,460	(2)(3)
$2,250,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	2,504,145	(2)
	RenaissanceRe Holdings Ltd.:
140,000	4.20%, Series G	2,627,100	**(1)(5)
39,537	5.75%, Series F	962,481	**(1)(2)(5)
	SBL Holdings, Inc.:
$6,300,000	6.50% to 11/13/26 then T5Y + 5.62%, Series B, 144A****	5,351,152	*(1)(2)
$5,450,000	7.00% to 05/13/25 then T5Y + 5.58%, Series A, 144A****	4,857,312	*(1)(2)
	Unum Group:
$26,660,000	Provident Financing Trust I, 7.405% 03/15/38	28,836,909	(2)(3)
138,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	3,376,957	*(1)
		235,462,229
	Utilities — 7.7%
	Algonquin Power & Utilities Corporation:
$5,750,000	4.75% to 04/18/27 then T5Y + 3.249%, 01/18/82	5,074,174	(2)(5)
224,010	6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	5,700,494	(2)(3)(5)
$6,010,000	American Electric Power Company, Inc., 3.875% to 02/15/27 then T5Y + 2.675%, 02/15/62	5,178,065	(2)(3)
$3,752,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	3,334,076	*(1)(2)(3)
	Commonwealth Edison:
$16,798,000	COMED Financing III, 6.35% 03/15/33	17,874,333	(2)(3)
$3,250,000	Dominion Energy, Inc., 4.35% to 04/15/27 then T5Y + 3.195%, Series C	2,892,500	*(1)
	Edison International:
$7,744,000	5.00% to 03/15/27 then T5Y + 3.901%, Series B	6,679,353	*(1)(2)(3)
$2,350,000	5.375% to 03/15/26 then T5Y + 4.698%, Series A	2,092,734	*(1)
$12,170,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	12,092,873	(2)(5)
98,800	Indianapolis Power & Light Company, 5.65%	10,098,348	*(1)
	NextEra Energy:
$717,000	NextEra Energy Capital Holdings, Inc., 3ML + 2.125%, 2.951%(4), 06/15/67, Series C	575,378	(2)(3)
	NiSource, Inc.:
$1,900,000	5.65% to 06/15/23 then T5Y + 2.843%, Series A	1,805,000	*(1)(2)
166,000	6.50% to 03/15/24 then T5Y + 3.632%, Series B	4,299,948	*(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,650,592	(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

Shares/$ Par		Value
	Sempra Energy:
$6,000,000	4.125% to 04/01/27 then T5Y + 2.868%, 04/01/52	$5,226,713	(2)(3)
$5,900,000	4.875% to 10/15/25 then T5Y + 4.55%, Series C	5,709,559	*(1)(2)(3)
	Southern California Edison:
737	SCE Trust II, 5.10%, Series G	15,488	*(1)
195,025	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	4,582,112	*(1)(2)
$3,500,000	Southern California Edison Company, 3ML + 4.199%, 5.485%(4), Series E	3,342,858	*(1)(2)(3)
$3,925,000	Southern Company, 3.75% to 09/15/26 then T5Y + 2.915%, 09/15/51, Series 2021-A	3,489,855	(2)(3)
$820,000	Vistra Corporation, 7.00% to 12/15/26 then T5Y + 5.74%, Series B, 144A****	786,597	*(1)
		103,501,050
	Energy — 5.9%
	DCP Midstream LP:
$6,450,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	5,968,044	(1)(2)
21,500	7.875% to 06/15/23 then 3ML + 4.919%, Series B	522,671	(1)
$2,510,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	2,207,256
	Enbridge, Inc.:
$1,600,000	5.75% to 07/15/30 then T5Y + 5.314%, 07/15/80, Series 2020-A	1,523,440	(5)
$6,200,000	6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77, Series 2016-A	6,044,399	(2)(3)(5)
	Energy Transfer LP:
$5,569,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	5,022,626	(1)(2)
460,467	7.375% to 05/15/23 then 3ML + 4.53%, Series C	10,059,316	(1)(2)(3)
836,400	7.60% to 05/15/24 then 3ML + 5.161%, Series E	20,219,970	(1)(2)(3)
8,600	7.625% to 08/15/23 then 3ML + 4.738%, Series D	201,283	(1)
$3,700,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	3,216,701	(2)(3)
$8,935,000	MPLX LP, 6.875% to 02/15/23 then 3ML + 4.652%, Series B	8,714,767	(1)(2)(3)
191,783	NuStar Logistics LP, 3ML + 6.734%, 7.7783%(4), 01/15/43	4,792,657	(2)
	Transcanada Pipelines, Ltd.:
$9,450,000	5.50% to 09/15/29 then SOFRRATE + 4.4156%, 09/15/79	8,916,055	(2)(3)(5)
$3,000,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	2,894,328	(2)(3)(5)
		80,303,513
	Communication — 1.1%
$4,200,000	British Telecommunications PLC, 4.875% to 11/23/31 then T5Y + 3.493%, 11/23/81, 144A****	3,801,815	(5)
$7,900,000	Paramount Global, 6.375% to 03/30/27 then T5Y + 3.999%, 03/30/62	7,521,078	(2)(3)
$4,000,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	4,197,960	(2)(5)
		15,520,853

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

Shares/$ Par		Value
	Real Estate Investment Trust (REIT) — 1.8%
19,210	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	$467,118	(1)
	Arbor Realty Trust, Inc.:
116,824	6.375%, Series D	2,526,436	(1)
257,000	6.25% to 10/30/26 then SOFRRATE + 5.44%, Series F	5,558,910	(1)
412,300	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	9,921,999	(1)
130,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then SOFRRATE + 6.13%, Series F	2,990,000	(1)
120,700	TPG RE Finance Trust, Inc., 6.25%, Series C	2,407,362	(1)
		23,871,825
	Miscellaneous Industries — 2.5%
$1,850,000	Apollo Management Holdings LP, 4.95% to 12/17/24 then T5Y + 3.266%, 01/14/50, 144A****	1,698,145	(2)(3)
	Land O’ Lakes, Inc.:
$6,800,000	7.00%, Series C, 144A****	6,733,372	*(1)(2)
$7,900,000	7.25%, Series B, 144A****	7,910,542	*(1)(2)
$9,500,000	8.00%, Series A, 144A****	9,733,842	*(1)(2)
97,900	Ocean Spray Cranberries, Inc., 6.25%, Series A, 144A****	8,468,350	*(1)(2)
		34,544,251
	Total Preferred Stock & Hybrid Preferred Securities (Cost $1,068,369,027)	1,046,870,432

Contingent Capital Securities† — 16.8%
	Banking — 14.8%
	Banco Bilbao Vizcaya Argentaria SA:
$12,800,000	6.125% to 11/16/27 then SW5 + 3.87%	11,936,983	**(1)(2)(3)(5)
$4,000,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	3,906,518	**(1)(5)
	Banco Mercantil del Norte SA:
$3,400,000	6.625% to 01/24/32 then T10Y + 5.034%, 144A****	2,963,100	**(1)(5)
$2,501,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	2,382,165	**(1)(5)
$2,970,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	2,916,139	**(1)(5)
$30,400,000	Banco Santander SA, 4.75% to 05/12/27 then T5Y + 3.753%, 144A****	26,806,888	**(1)(2)(3)(5)
	Barclays Bank PLC:
$1,975,000	4.375% to 09/15/28 then T5Y + 3.41%	1,664,480	**(1)(5)
$9,764,000	6.125% to 06/15/26 then T5Y + 5.867%	9,628,302	**(1)(2)(3)(5)
$2,975,000	7.75% to 09/15/23 then SW5 + 4.842%	3,036,591	**(1)(2)(5)
$8,040,000	8.00% to 06/15/24 then T5Y + 5.672%	8,364,827	**(1)(2)(5)
$2,800,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	2,645,776	(2)(3)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

Shares/$ Par		Value
	BNP Paribas:
$2,050,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	$1,690,167	**(1)(5)
$2,340,000	7.00% to 08/16/28 then SW5 + 3.98%, 144A****	2,395,569	**(1)(5)
$28,790,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	29,920,930	**(1)(2)(5)
	Credit Agricole SA:
$2,040,000	4.75% to 09/23/29 then T5Y + 3.237%, 144A****	1,748,196	**(1)(5)
$1,630,000	7.875% to 01/23/24 then SW5 + 4.898%, 144A****	1,682,150	**(1)(5)
	Credit Suisse Group AG:
$1,160,000	5.10% to 01/24/30 then T5Y + 3.293%, 144A****	981,264	**(1)(5)
$6,150,000	6.375% to 08/21/26 then T5Y + 4.828%, 144A****	5,692,807	**(1)(2)(3)(5)
$6,150,000	7.25% to 09/12/25 then ISDA5 + 4.332%, 144A****	5,941,150	**(1)(2)(5)
$4,700,000	7.50% to 07/17/23 then SW5 + 4.60%, 144A****	4,654,522	**(1)(2)(3)(5)
	HSBC Holdings PLC:
$2,100,000	6.00% to 05/22/27 then ISDA5 + 3.746%	2,009,417	**(1)(2)(5)
$20,770,000	6.50% to 03/23/28 then ISDA5 + 3.606%	20,038,622	**(1)(2)(3)(5)
$3,275,000	ING Groep NV, 3.875% to 11/16/27 then T5Y + 2.862%	2,629,170	**(1)(5)
$475,000	Lloyds Banking Group PLC, 7.50% to 09/27/25 then SW5 + 4.496%	489,377	**(1)(5)
$3,000,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	2,859,381	**(1)(2)(3)(5)
$1,700,000	NatWest Group PLC, 4.60% to 12/28/31 then T5Y + 3.10%	1,373,002	**(1)(5)
	Societe Generale SA:
$4,150,000	4.75% to 05/26/26 then T5Y + 3.931%, 144A****	3,704,756	**(1)(5)
$4,150,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	3,630,737	**(1)(5)
$17,750,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	17,009,858	**(1)(2)(3)(5)
	Standard Chartered PLC:
$1,900,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	1,578,326	**(1)(5)
$8,000,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	8,203,666	**(1)(2)(3)(5)
	UBS Group AG:
$2,800,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	2,276,251	**(1)(5)
$3,600,000	4.875% to 02/12/27 then T5Y + 3.404%, 144A****	3,250,166	**(1)(5)
		200,011,253
	Financial Services — 0.1%
$1,600,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	1,505,060	**(1)(5)
		1,505,060
	Insurance — 1.9%
	QBE Insurance Group Ltd.:
$2,800,000	5.875% to 05/12/25 then T5Y + 5.513%, 144A****	2,777,614	**(1)(2)(5)
$21,757,000	7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	22,438,738	(2)(3)(5)
		25,216,352
	Total Contingent Capital Securities (Cost $238,228,331)	226,732,665

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

Shares/$ Par		Value
Corporate Debt Securities§ — 2.8%
	Banking — 0.0%
14,963	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	$390,534
		390,534
	Insurance — 1.4%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	16,028,298	(2)(3)
$2,150,000	Universal Insurance Holdings, Inc., 5.625% 11/30/26	2,076,555
		18,104,853
	Energy — 0.6%
$6,717,000	Energy Transfer LP, 8.25% 11/15/29	7,992,361	(2)(3)
		7,992,361
	Communication — 0.5%
	Qwest Corporation:
127,729	6.50% 09/01/56	3,087,849
155,921	6.75% 06/15/57	3,808,183
		6,896,032
	Miscellaneous Industries — 0.3%
$3,550,000	Pulte Group, Inc., 7.875% 06/15/32	4,224,494	(2)(3)
		4,224,494
	Total Corporate Debt Securities (Cost $32,619,270)	37,608,274

Money Market Fund — 1.9%
	BlackRock Liquidity Funds:
25,279,475	T-Fund, Institutional Class	25,279,475

	Total Money Market Fund (Cost $25,279,475)	25,279,475

Total Investments (Cost $1,364,496,103***)	99.1%	1,336,490,846

Other Assets and Liabilities, excluding Loan Payable (net)	0.9%	11,736,800

Total Managed Assets	100.0%‡	$1,348,227,646

Loan Principal Balance		(502,000,000)

Total Net Assets Available To Common Stock		$846,227,646

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2022 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2022, these securities amounted to $346,679,844 or 25.7% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $917,857,633 at May 31, 2022.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $488,930,532 at May 31, 2022.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML—3-Month ICE LIBOR USD A/360

ISDA5—5-year USD ICE Swap Semiannual 30/360

SOFRRATE—Secured Overnight Funding Rate, Federal Reserve Bank of New York

SW5—5-year USD Swap Semiannual 30/360

SW10—10-year USD Swap Semiannual 30/360

T5Y—Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T7Y—Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield

T10Y—Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2022 (Unaudited)

ASSETS:
Investments, at value (Cost $1,364,496,103)		$1,336,490,846
Dividends and interest receivable		12,353,388
Receivable for fund shares sold		794,860
Receivable for securities sold		1,776
Prepaid expenses		303,478
Total Assets		1,349,944,348

LIABILITIES:
Loan Payable	$502,000,000
Interest expense payable	656,877
Dividends payable to Common Stock Shareholders	397,514
Investment advisory fees payable	486,803
Administration, Transfer Agent and Custodian fees payable	77,911
Servicing Agent fees payable	52,494
Professional fees payable	45,103
Total Liabilities		503,716,702
NET ASSETS AVAILABLE TO COMMON STOCK		$846,227,646

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(118,446,027)
Par value of Common Stock		477,271
Paid-in capital in excess of par value of Common Stock		964,196,402
Total Net Assets Available to Common Stock		$846,227,646

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (47,727,073 shares outstanding)		$17.73

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends†		$16,332,647
Interest		24,750,314
Rehypothecation Income		97,741
Total Investment Income		41,180,702

EXPENSES:
Investment advisory fees	$3,035,310
Interest expenses	2,795,454
Servicing Agent fees	330,288
Administrator’s fees	286,433
Professional fees	61,516
Insurance expenses	53,390
Transfer Agent fees	15,006
Directors’ fees	29,120
Custodian fees	51,146
Compliance fees	18,200
Other	92,638
Total Expenses		6,768,501
NET INVESTMENT INCOME		34,412,201

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the period		(895,581)
Change in unrealized appreciation/(depreciation) of investments		(141,252,785)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(142,148,366)

NET DECREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$(107,736,165)

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
OPERATIONS:
Net investment income	$34,412,201	$66,454,118
Net realized gain/(loss) on investments sold during the period	(895,581)	4,499,592
Change in net unrealized appreciation/(depreciation) of investments	(141,252,785)	2,355,377
Net increase/(decrease) in net assets resulting from operations	(107,736,165)	73,309,087

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(35,170,325)	(69,755,619)
Total Distributions	(35,170,325)	(69,755,619)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	2,021,326	4,896,036
Increase from shares issued under the at-the-market program(2)	6,130,694	55,560,679
Net increase in net assets available to Common Stock resulting from Fund share transactions	8,152,020	60,456,715

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$(134,754,470)	$64,010,183

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$980,982,116	$916,971,933
Net increase/(decrease) in net assets during the period	(134,754,470)	64,010,183
End of period	$846,227,646	$980,982,116

(1)May include income earned, but not paid out, in prior fiscal year.

(2)Net of offering costs of $57,439 and $453,578 for the six months ended May 31, 2022 and the year ended November 30, 2021, respectively.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2022 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(107,736,165)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(51,639,335)
Proceeds from disposition of investment securities	60,140,735
Net purchases of short-term investment securities	(16,256,636)
Cash received from litigation claim	2,503
Increase in dividends and interest receivable	(376,396)
Increase in receivable for investments sold	(1,776)
Decrease in prepaid expenses	35,058
Net amortization/(accretion) of premium/(discount)	924,616
Increase in interest expense payable	285,472
Decrease in payables to related parties	(39,279)
Decrease in accrued expenses and other liabilities	(58,487)
Change in net unrealized (appreciation)/depreciation of investments	141,252,785
Net realized loss from investments sold	895,581
Net cash provided by operating activities	27,428,676

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from at-the-market program shares sold	5,735,167
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net distributable earnings	(33,163,843)
Net cash used in financing activities	(27,428,676)
Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—
End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$2,509,982
Reinvestment of dividends	2,021,326
Decrease of dividends payable to common stock shareholders	(14,844)

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each period

The accompanying notes are an integral part of the financial statements.

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2022 (Unaudited)		Year Ended November 30,
			2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.74		$20.56	$20.40	$18.02	$20.35	$18.54
INVESTMENT OPERATIONS:
Net investment income	0.72		1.45	1.46	1.31	1.32	1.41
Net realized and unrealized gain/(loss) on investments	(2.99)		0.20	0.15	2.42	(2.27)	1.90
Total from investment operations	(2.27)		1.65	1.61	3.73	(0.95)	3.31
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—		0.06	—	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.74)		(1.53)	(1.45)	(1.35)	(1.38)	(1.50)
Total distributions to Common Stock Shareholders	(0.74)		(1.53)	(1.45)	(1.35)	(1.38)	(1.50)
Net asset value, end of period	$17.73		$20.74	$20.56	$20.40	$18.02	$20.35
Market value, end of period	$18.23		$21.44	$22.75	$21.70	$16.52	$20.61
Total investment return based on net asset value*	(11.16	)%***	8.27%	8.43%	21.35%	(4.69)%	18.28%
Total investment return based on market value*	(11.64	)%***	1.16%	12.80%	40.80%	(13.72)%	15.01%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$846,228		$980,982	$916,972	$905,461	$797,435	$899,728
Operating expenses including interest expense(1)	1.47	%**	1.29%	1.66%	2.52%	2.28%	1.87%
Operating expenses excluding interest expense	0.87	%**	0.84%	0.86%	0.87%	0.86%	0.86%
Net investment income†	7.49	%**	6.92%	7.54%	6.75%	6.74%	7.07%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	4	%***	11%	12%	17%	12%	20%
Total managed assets, end of period (in 000’s)	$1,348,228		$1,482,982	$1,366,547	$1,355,036	$1,247,010	$1,349,303
Ratio of operating expenses including interest expense(1) to average total managed assets	0.95	%**	0.87%	1.09%	1.65%	1.50%	1.25%
Ratio of operating expenses excluding interest expense to average total managed assets	0.56	%**	0.56%	0.57%	0.57%	0.57%	0.58%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized.

***Not annualized.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2021	$0.1265	$21.05	$21.72	$21.05
January 31, 2022	0.1240	20.28	20.48	20.28
February 28, 2022	0.1240	19.45	19.17	19.36
March 31, 2022	0.1240	19.11	19.68	19.11
April 29, 2022	0.1240	18.07	18.24	18.07
May 31, 2022	0.1190	17.73	18.23	17.73

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	5/31/2022*	11/30/2021	11/30/2020	11/30/2019	11/30/2018	11/30/2017
Total Debt Outstanding, End of Period (000s)(1)	$502,000	$502,000	$449,575	$449,575	$449,575	$449,575
Asset Coverage per $1,000 of Debt(2)	2,686	2,954	3,040	3,014	2,774	3,001

*Unaudited

(1)See Note 7.

(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.Organization

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (the “Fund”), was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator (as defined below) no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. In determining the evaluated mean value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations (based on the mean of bid and asked price), market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2022 is as follows:

	Total Value at May 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$511,921,240	$318,333,692	$193,587,548	$—
Financial Services	41,745,471	7,461,439	34,284,032	—
Insurance	235,462,229	49,599,501	185,862,728	—
Utilities	103,501,050	19,824,755	83,676,295	—
Energy	80,303,513	35,795,897	44,507,616	—
Communication	15,520,853	—	15,520,853	—
Real Estate Investment Trust (REIT)	23,871,825	20,881,825	2,990,000	—
Miscellaneous Industries	34,544,251	—	34,544,251	—
Contingent Capital Securities
Banking	200,011,253	—	200,011,253	—
Financial Services	1,505,060	—	1,505,060	—
Insurance	25,216,352	—	25,216,352	—
Corporate Debt Securities
Banking	390,534	390,534	—	—
Insurance	18,104,853	—	18,104,853	—
Energy	7,992,361	—	7,992,361	—
Communication	6,896,032	6,896,032	—	—
Miscellaneous Industries	4,224,494	—	4,224,494	—
Money Market Fund	25,279,475	25,279,475	—	—
Total Investments	$1,336,490,846	$484,463,150	$852,027,696	$—

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and at-the-market program expenses represent fees and expenses incurred to establish and maintain the Fund’s shelf registration and at-the-market program. Those expenses are allocated to paid-in capital for each transaction on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration and the at-the-market program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or at-the-market program.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2021, 2020, 2019 and 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (each tax year in the four-year period ended November 30, 2021) are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense, which is included in Other expenses in the Statement of Operations. Excise tax, if any, is disclosed below in Excise Tax. There were no expenses for tax-related interest and penalties for the fiscal year ended November 30, 2021.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 was as follows:

	Distributions paid in fiscal year 2022		Distributions paid in fiscal year 2021
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$69,755,619	$0

As of November 30, 2021, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(80,655,852)	$823,043	$0	$101,259,451

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$4,391,006	$76,264,846	$80,655,852

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund’s average weekly total managed assets, 0.45% of the next $300 million of the Fund’s average weekly total managed assets, and 0.40% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent (as defined below), Administrator and Custodian (as defined below), the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Advisors LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Total Return Fund (together with the Fund, the “FC Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (c/o, Computershare) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for BNYMIS’ services as Transfer Agent, the Fund pays BNYMIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.Purchases and Sales of Securities

For the six months ended May 31, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $51,639,335 and $60,140,735, respectively.

At May 31, 2022, the aggregate cost of securities for federal income tax purposes was $1,376,484,180, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $35,737,543 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $75,730,877.

5.Common Stock

At May 31, 2022, 240,000,000 shares of $0.01 par value Common Stock were authorized.

The Fund has an effective “shelf” registration statement that allows it to issue shares of Common Stock periodically pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement permits the Fund to offer and sell Common Stock having an aggregate offering value of up to $300,000,000. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund generally may not sell Common Stock at a price below the current net asset value of such Common Stock, net of any distributing commission or discount. Accordingly, the Fund may be unable to issue Common Stock from time to time, particularly when the shares of Common Stock are trading at a discount to their net asset value. The Fund is not required to issue Common Stock pursuant to the Shelf Registration Statement and may choose not to do so.

The Fund has entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acts as the Fund’s agent or principal for the offer and sale of the Common Stock. Virtu is entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.

The aggregate dollar amount of Common Stock available under the Shelf Registration Statement as of May 31, 2022 was $237,797,610.

Common Stock transactions were as follow:

	Six Months Ended 5/31/2022		Year Ended 11/30/2021
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	102,449	$2,021,326	226,210	$4,896,036
Shares sold through and net proceeds from Shelf Offering	327,405	$6,130,694	2,465,239	$55,560,679

Costs incurred by the Fund in connection with the Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Statement of Assets and Liabilities. These costs are amortized pro rata as Common Stock is sold and are recognized and presented net as a component of “Increase from shares issued under the at-the-market program” on the Statement of Changes in Net Assets. Any deferred offering costs remaining three years after effective date of the Shelf Registration will be expensed. Costs incurred by the Fund to keep the Shelf Registration current are expensed as incurred and recognized as a component of “Expenses: Other” on the Statement of Operations.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Securities Corp. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2022, the committed amount, and amount borrowed, under the Financing Agreement was $502.0 million.

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the six months ended May 31, 2022, the daily weighted average annualized interest rate on the drawn balance was 1.101% and the average daily loan balance was $502,000,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. As of May 31, 2022, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had rehypothecated income for the six months ended May 31, 2022 of $97,741 and for the fiscal year ended November 30, 2021 of $193,855.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2022, there were no brokerage commissions incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 5, 2021. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended February 28, 2022. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 20, 2022, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
R. Eric Chadwick	30,995,640.593	785,694.000
Karen H. Hogan	30,897,973.593	883,361.000

Messrs. Morgan Gust and David Gale continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 75	Lead Independent Director and Nominating and Governance Committee Chair	Class II Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	None

David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 73	Director	Class I Director since 1997	President of Delta Dividend Group, Inc. (investments).	5	None

Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 61	Director and Audit Committee Chair	Class III Director since 2016†	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2023 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

†Ms. Hogan served as a Class II Director from 2005 - 2016.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:

R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 47	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2023 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 49	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 62	Chief Financial Officer, Vice President and Treasurer	Since 2003	Portfolio Manager and Executive Vice President of Flaherty & Crumrine

Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 47	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 58	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 20, 2022, the Board of Directors (the “Board”) of the Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with Fund management this and other information relating to the Agreement during the Special Meeting held on January 12, 2022 for that specific purpose. In reaching their determinations relating to the continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, the additional services provided by the Adviser in connection with the Fund’s at-the-market sales program that commenced in May 2021, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value through tracking and hedging, and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates and the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to its peer funds for the 1-, 3-, 5-, and 10-year periods. This information showed that the Fund performed similarly to the peer group average for the 1-year period and above the peer group average for the 3-, 5-, and 10-year periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average combined advisory/administration fees and below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members also considered that the Adviser provided, for a lower fee, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as the Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions, the Board members determined to approve continuation of the Agreement.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Since the Fund’s last annual report to common stock shareholders, there have been no material changes to the Fund’s investment objective, policies or principal risk factors.

Investment Objective and Policies

The Fund’s investment objective is to provide its common shareholders with high current income consistent with preservation of capital. The Fund’s investment objective may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Fund’s Common Shares and preferred stock (“Preferred Shares”) entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Fund’s Preferred Shares entitled to be cast by shareholders, voting as a separate class. The Fund’s investment policies may be changed by the Fund’s Board of Directors without shareholder approval. However, the Fund’s 80% investment policy described below may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in a portfolio of preferred and other income-producing securities. Preferred and other income-producing securities may include, among other things, traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, contingent capital securities (“CoCos”), subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

The Fund will invest, under normal market conditions, at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its total assets in securities of U.S. companies, and may also invest up to 30% of its total assets in U.S. dollar-denominated securities issued by companies organized or having their principal place of business outside the United States.

At the time of purchase, at least 90% of the Fund’s total assets will be either (a) rated investment grade by any one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, for purposes of this 90% policy, the Fund may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and CoCos, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset- backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental policy” and except as described above, the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative

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dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest without limit in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, international wars or conflicts, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund's investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and increases in food and energy prices, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund's investments in various markets.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

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Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Concentration Risk. The Fund invests at least 25% of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below- market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There remains uncertainty regarding the nature of any replacement rates for LIBOR

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

and the other IBORs as well as around fallback approaches for instruments extending beyond any phaseout of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phaseout of LIBOR and other IBORs may result in increased volatility in securities or other instruments in which the Fund invests as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced income received by the Fund, higher rates required to be paid by the Fund on credit facilities due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of any hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Portfolio Managers

The portfolio managers of the Fund are R. Eric Chadwick and Bradford S. Stone. Since the Fund’s last annual report to common stock shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Fund Organizational Structure

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the Fund’s Articles of Incorporation or By-laws that would delay or prevent a change of control of the Fund.

This report is sent to shareholders of Flaherty & Crumrine Preferred and Income Securities Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Advisors LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred and Income Securities Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 505000,
Louisville, KY, 40233-5000,
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date July 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date July 20, 2022

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(Principal Financial Officer)

Date July 25, 2022

* Print the name and title of each signing officer under his or her signature.